UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

AMICUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 1, 2016, Amicus Therapeutics, Inc. (the “Company”)  issued a press release (the “Press Release”) indicating that it will be presenting certain data and other information related to its Fabry disease and Pompe disease programs.  In particular, the Company will be presenting posters entitled:

•                  The Validation of Pharmacogenetics in the Identification of Target Fabry Patients for Treatment with Migalastat;

•                  Phenotype of Fabry Disease in Patients with Mutations Amenable to Migalastat;

•                  Comparison of Integrated White Blood Cell α-Galactosidase A Activity Exposure Between Every-Other-Day Orally Administered Migalastat and Biweekly Infusions of Agalsidase Beta or Agalsidase Alfa;

•                  Persistence of Positive Renal and Cardiac Effects of Migalastat in Fabry Patients with Amenable Mutations Following 30 Months of Treatment in the ATTRACT Study;

•                  Co-Administration of the Pharmacological Chaperone AT2221 with A Proprietary Recombinant Human Acid α-Glucosidase Leads to Greater Plasma Exposure and Substrate Reduction Compared to Alglucosidase Alfa; and

•                  Six months of Migalastat Treatment Reduces Podocyte Globotriaosylceramide Content in Adult Male Patients with Fabry Disease.

The Press Release and full text of the posters described above are attached hereto as Exhibits 99.1 through 99.7 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The Exhibit Index annexed hereto is incorporated herein by reference.

Exhibit No.	Description
99.1	Press Release, dated March 1, 2016.

99.2	The Validation of Pharmacogenetics in the Identification of Target Fabry Patients for Treatment with Migalastat.

99.3	Phenotype of Fabry Disease in Patients with Mutations Amenable to Migalastat.

99.4	Comparison of Integrated White Blood Cell α-Galactosidase A Activity Exposure Between Every-Other-Day Orally Administered Migalastat and Biweekly Infusions of Agalsidase Beta or Agalsidase Alfa.

99.5	Persistence of Positive Renal and Cardiac Effects of Migalastat in Fabry Patients with Amenable Mutations Following 30 Months of Treatment in the ATTRACT Study.

99.6

Co-Administration of the Pharmacological Chaperone AT2221 with A Proprietary Recombinant Human Acid α-Glucosidase Leads to Greater Plasma Exposure and Substrate Reduction Compared to Alglucosidase Alfa.

99.7	Six months of Migalastat Treatment Reduces Podocyte Globotriaosylceramide Content in Adult Male Patients with Fabry Disease.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: March 3, 2016	By:	/s/ ELLEN S. ROSENBERG

	Name:	Ellen S. Rosenberg

	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 1, 2016.

99.2	The Validation of Pharmacogenetics in the Identification of Target Fabry Patients for Treatment with Migalastat.

99.3	Phenotype of Fabry Disease in Patients with Mutations Amenable to Migalastat.

99.4	Comparison of Integrated White Blood Cell α-Galactosidase A Activity Exposure Between Every-Other-Day Orally Administered Migalastat and Biweekly Infusions of Agalsidase Beta or Agalsidase Alfa.

99.5	Persistence of Positive Renal and Cardiac Effects of Migalastat in Fabry Patients with Amenable Mutations Following 30 Months of Treatment in the ATTRACT Study.

99.6

Co-Administration of the Pharmacological Chaperone AT2221 with A Proprietary Recombinant Human Acid α-Glucosidase Leads to Greater Plasma Exposure and Substrate Reduction Compared to Alglucosidase Alfa.

99.7	Six months of Migalastat Treatment Reduces Podocyte Globotriaosylceramide Content in Adult Male Patients with Fabry Disease.